                             ESCO TECHNOLOGIES INC.                 EXHIBIT 99.1
              OPERATING SEGMENT RECONCILIATION -- FISCAL YEAR 2001
                                ($ IN MILLION's)

                                                               1ST           2ND           3RD            4TH         FISCAL
                FILTRATION / FLUID FLOW                        QTR           QTR           QTR            QTR          2001
                -----------------------
                                                           ------------  ------------  ------------   ------------  ------------
NET SALES                                               $         44.2          46.9          47.5           49.6         188.2

OPERATING PROFIT                                                   3.0           4.0           4.7            5.1          16.8

OTHER COSTS & EXPENSES, NET                                       (1.0)         (1.7)         (1.1)          (1.6)         (5.4)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T  (GAAP BASIS)                                              2.0           2.3           3.6            3.5          11.4
                                                           ============  ============  ============   ============  ============

ADD BACK:  GOODWILL AMORTIZATION                                  (0.5)         (0.5)         (0.5)          (0.5)         (2.0)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T (AS ADJUSTED)                                   $          2.5           2.8           4.1            4.0          13.4
                                                           ============  ============  ============   ============  ============

                         TEST
                         ----
NET SALES                                               $         21.7          22.4          22.1           19.3          85.5

OPERATING PROFIT                                                   2.4           2.3           2.3            2.3           9.3

OTHER COSTS & EXPENSES, NET                                       (0.3)         (0.7)         (0.5)          (0.3)         (1.8)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T  (GAAP BASIS)                                              2.1           1.6           1.8            2.0           7.5
                                                           ============  ============  ============   ============  ============

ADD BACK:  GOODWILL AMORTIZATION                                  (0.4)         (0.4)         (0.4)          (0.3)         (1.5)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T (AS ADJUSTED)                                   $          2.5           2.0           2.2            2.3           9.0
                                                           ============  ============  ============   ============  ============

                    COMMUNICATIONS
                    --------------
NET SALES                                               $         14.3          14.6          15.8           14.4          59.1

OPERATING PROFIT                                                   3.7           3.6           3.3            2.0          12.6

OTHER COSTS & EXPENSES, NET                                       (0.2)         (0.2)         (0.2)          (0.2)         (0.8)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T  (GAAP BASIS)                                              3.5           3.4           3.1            1.8          11.8
                                                           ============  ============  ============   ============  ============

ADD BACK:  GOODWILL AMORTIZATION                                     -             -             -              -             -
                                                           ------------  ------------  ------------   ------------  ------------

E B I T (AS ADJUSTED)                                   $          3.5           3.4           3.1            1.8          11.8
                                                           ============  ============  ============   ============  ============

                         OTHER
                         -----
NET SALES                                               $          2.7           3.0           2.5            3.9          12.1

OPERATING PROFIT                                                  (0.6)         (0.3)         (0.6)          (0.4)         (1.9)

OTHER COSTS & EXPENSES, NET                                       (0.4)            -          (0.5)          (0.5)         (1.4)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T  (GAAP BASIS)                                             (1.0)         (0.3)         (1.1)          (0.9)         (3.3)
                                                           ============  ============  ============   ============  ============

ADD BACK:  GOODWILL AMORTIZATION                                     -             -             -              -             -
                                                           ------------  ------------  ------------   ------------  ------------

E B I T (AS ADJUSTED)                                   $         (1.0)         (0.3)         (1.1)          (0.9)         (3.3)
                                                           ============  ============  ============   ============  ============

--------------------------------------------------------------------------------------------------------------------------------
RANTEC - OPERATING PROFIT                               $          0.3           0.4           0.3            0.4           1.4
--------------------------------------------------------------------------------------------------------------------------------

                     CONSOLIDATED
                     ------------
NET SALES                                               $         82.9          86.9          87.9           87.2         344.9

OPERATING PROFIT                                                   8.5           9.6           9.7            9.0          36.8

OTHER COSTS & EXPENSES, NET                                       (1.9)         (2.6)         (2.3)          (2.6)         (9.4)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T  (GAAP BASIS)                                              6.6           7.0           7.4            6.4          27.4
                                                           ============  ============  ============   ============  ============

ADD BACK:  GOODWILL AMORTIZATION                                  (0.9)         (0.9)         (0.9)          (0.8)         (3.5)
                                                           ------------  ------------  ------------   ------------  ------------

E B I T (AS ADJUSTED)                                   $          7.5           7.9           8.3            7.2          30.9
                                                           ============  ============  ============   ============  ============

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